UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number U811-21789

UGiordano Investment Trust U
(Exact name of registrant as specified in charter)

U2530 Riva Road, Suite 312, Annapolis, Maryland 21401
(Address of principal executive offices)  (Zip code)

A. Vason Hamrick
 U116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: U252-972-9922

Date of fiscal year end: USeptember 30

Date of reporting period: SSSeptember 30, 2010

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2010
September 30, 2010

GIORDANO FUND

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Giordano Fund (the “Fund”).  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

Distributor: Capital Investment Group, Inc., 17 Glenwood Ave, Raleigh, NC  27603, Phone 1-800-773-3863.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Giordano Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements.  No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements.  Important factors that could result in such differences, in addition to other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, management style risk, small-cap and mid-cap companies risk, credit risk, interest rate risk, maturity risk, preferred securities risk, investment-grade securities risk, senior subordinated unsecured corporate bonds risk, liquidity risk, derivative instruments risk and real estate securities risk.  More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.giordanofunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.giordanofunds.com or by calling Shareholder Services at 1-800-773-3863. The prospectus should be read carefully before investing.

Stated performance in the aforementioned Fund was achieved at some or all points during the period by waiving part of the Fund’s total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about November 29, 2010.

For More Information on your Giordano Fund:

                  See Our Web site @ www.giordanofunds.com
                                    or
                  Call Our Shareholder Services Group Toll-Free at 1-800-773-3863

                                                                                                                      November 29, 2010

Dear Fellow Shareholders, Clients, Friends, and Prospects,

With great pleasure and pride I submit to you the fifth annual shareholder letter which is included with the annual report for the Giordano Fund (the “Fund”) for the fiscal year ended September 30, 2010 (“Fiscal Year 2010”).  For the Fiscal Year 2010, the Fund had a total return of -24.01%.  During the same period, the S & P 500 Total Return Index returned 10.16%.

The views in the foregoing discussion  were those of the Fund’s investment adviser as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained on the Fund’s website at www.giordanofunds.com. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information.  For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

Management Discussion

The year covered by this report was difficult; economic conditions and market trends appear to be becoming more favorable at the close of the fiscal year rather than where it started.  This is good news, but I still feel our economy is fragile.

At this time, there are many reasons to invest and many reasons not to invest.  Times of great uncertainty and fundamental changes, though exciting for a value investor, also produce greater than expected volatility.   Sometimes it just takes one news story, sometimes having nothing to do with the global stock markets, to start a major decline or increase in the stock, bond, and commodity markets.

Whether good news and bad, strong or weak economies, high or low unemployment rates, high or low interest rates, inflation or deflation, high or low tax rates, the United States is going to survive.  History tells us that the United States, no matter what the challenge, is going to survive and that strongly financed, well-managed corporations like the ones in which we invest are going to survive and thrive in the long term.

Portfolio Activity

Currently, we are holding twenty-nine investments.  These investments include nineteen stocks, eight covered call options, and money market cash.

You may notice that we are no longer holding our largest holding from the Fiscal Year 2009 report, the Empire Corp 10% Senior Subordinated Debenture due May 1, 2012.  As part of our agreement when we purchased this debenture, we were granted an option that allowed us to return the debenture to Empire Corporation for full payment of principal and interest if we felt it was in the best interests of the Fund and its shareholders to do so.  We exercised this option on August 11, 2010 with the expectation of being paid by September 30, 2010.  Upon presenting the Bond to Empire Corporation for redemption, they informed us that they are unable to pay the principal and interest.  We are working with Empire Corporation to resolve this issue, but Management has determined to write off the debenture as of September 30, 2010.

Active portfolio managers select individual stocks based on such things such as valuations and expectations for future growth.   During 2010, especially as we enter the final quarter of 2010, tremendous uncertainty is creating many opportunities for the Fund.  As of the date of this letter,  the portfolio is over 20% in money market cash.  This large cash position has protected us as the US stock markets have declined since the end of Fiscal Year 2009.  Though providing protection in a stock market decline, holding a large cash position can result in the Fund missing some opportunities in an advancing stock market, which happened to the Fund in Fiscal Year 2010.  Going forward, we will remain prudent and true to our approach of finding new ideas that are consistent with our approach of investing in income producing investments that have capital appreciation potential and closely monitoring our existing investments.

Looking forward, I remain optimistic about our approach and methodology.  The fears surrounding the economic viability of this great country as well as the global economy will subside, and I believe will open many long-term opportunities.  As the Fund’s investment adviser, shareholder, and proud American, I look to the future with great anticipation.

Sincerely,

Joseph A. Giordano

GIORDANO FUND

Performance Update - $10,000 Investment (Unaudited)

For the period from November 7, 2005 (Commencement of Operations) to September 30, 2010.

Performance Returns for the period from November 7, 2005 (Commencement of Operations) to September 30, 2010.
Average Annual Total Returns	One Year	Since Inception*	Gross Expense Ratio**
Giordano Fund	(24.01)%	(11.39)%	10.97%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Giordano Fund	(44.69)%	$5,531
S&P 500 Total Return Index	3.56%	$10,356

This graph depicts the performance of the Giordano Fund (the “Fund”) versus the S&P 500 Total Return Index.  The graph assumes an initial $10,000 investment at November 7, 2005 (Commencement of Operations).  All dividends and distributions are reinvested, if any.  It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

*  The Fund’s inception date – November 7, 2005 (Commencement of Operations).
** The gross expense ratio shown is from the Fund’s prospectus dated January 28, 2010.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.giordanofunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Fund Expenses (Unaudited)

Example - As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*
Actual	$1,000.00	$725.90	$33.70
Hypothetical (5% return before expenses)	$1,000.00	$986.01	$38.78
* Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 7.79%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent one-half year period).

GIORDANO FUND

Schedule of Investments

As of September 30, 2010
	Shares	Value (Note 1)

COMMON STOCKS - 93.23%

Energy - 10.57%
ConocoPhillips	1,100	$63,173
Exxon Mobil Corp. †	1,200	74,148
		137,321
Financials - 17.09%
Brookline Bancorp, Inc.	4,000	39,920
The Travelers Cos., Inc. †	2,000	104,200
Wells Fargo & Co.	3,100	77,857
		221,977
Health Care - 27.91%
Computer Programs & Systems, Inc. †	1,600	68,112
Eli Lilly & Co	2,000	73,060
Johnson & Johnson †	1,300	80,548
Medtronic, Inc. †	2,000	67,160
Merck & Co., Inc.	2,000	73,620
		362,500
Industrials - 21.29%
General Electric Co.	2,000	32,500
Northrop Grumman Corp. †	1,200	72,756
Raytheon Co.	2,000	91,420
The Boeing Co. †	1,200	79,848
		276,524
Information Technology - 5.91%
Intel Corp. †	4,000	76,800
		76,800
Materials - 10.46%
Nucor Corp.	1,400	53,480
The Dow Chemical Co.	3,000	82,380
		135,860

Total Common Stocks (Cost $1,473,512)		1,210,982

EXCHANGE TRADED PRODUCTS - 9.16%
* Rydex Inverse 2x S&P 500 ETF	1,000	47,930
* ProShares UltraShort S&P 500	2,400	71,016

Total Exchange Traded Products (Cost $143,720)		118,946

		(Continued)

GIORDANO FUND

Schedule of Investments

As of September 30, 2010
					Value (Note 1)

Total Value of Investments (Cost $1,617,232) - 102.39%					$1,329,928

Liabilities in Excess of Other Assets - (2.39)%					(31,011)

	Net Assets - 100%				$1,298,917

*	Non-income producing investment.
†	Security subject to call option written by the Fund.

		Summary of Investments by Sector
			% of Net
		Sector	Assets	Value
		Energy	10.57%	$137,321
		Exchange Traded Products	9.16%	118,946
		Financials	17.09%	221,977
		Health Care	27.91%	362,500
		Industrials	21.29%	276,524
		Information Technology	5.91%	76,800
		Materials	10.46%	135,860
		Total	102.39%	$1,329,928

					(Continued)

GIORDANO FUND

Schedule of Investments

As of September 30, 2010
	Number of Contracts	Exercise Price	Maturity Date	Value (Note 1)

CALL OPTIONS WRITTEN - (0.76%) (note 5)
Computer Programs & Systems, Inc.	16	$ 45.00	10/16/2010	$(640)
Exxon Mobil Corp.	12	62.50	11/20/2010	(1,488)
Intel Corp.	40	20.00	11/20/2010	(1,560)
Johnson & Johnson	13	62.50	10/16/2010	(572)
Medtronic, Inc.	20	34.00	11/20/2010	(1,740)
Northrop Grumman Corp.	12	60.00	11/20/2010	(3,060)
The Boeing Co.	12	65.00	10/16/2010	(2,820)
The Travelers Cos., Inc.	20	55.00	11/20/2010	(900)

Total (Premiums Received $(11,837))				$(12,780)

See Notes to Financial Statements

GIORDANO FUND

Statement of Assets and Liabilities

As of September 30, 2010

Assets:
Investments, at value (cost $1,617,232)	$1,329,928
Receivables:
Dividends and interest	1,965
Prepaid expenses
Fund accounting fees	2,250
Compliance services fees	646
Other expenses	3,607

Total assets	1,338,396

Liabilities:
Call options written, at value (premiums received $11,837)	12,780
Accrued expenses	21,065
Due to custodian	5,634

Total liabilities	39,479

Net Assets	$1,298,917

Net Assets Consist of:
Capital	$2,107,683
Accumulated net realized loss on investments	(520,519)
Net unrealized depreciation on investments	(288,247)

Net Assets	$1,298,917
Shares Outstanding, no par value (unlimited authorized shares)	250,052
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$5.19

See Notes to Financial Statements

GIORDANO FUND

Statement of Operations

For the fiscal year ended September 30, 2010

Investment Income:
Interest	$(75,349)	(a)
Dividends	38,117
Total Investment Income	(37,232)

Expenses:
Advisory fees (note 2)	17,615
Administration fees (note 2)	24,000
Transfer agent fees (note 2)	23,668
Fund accounting fees (note 2)	27,176
Compliance service fees (note 2)	7,750
Custody fees (note 2)	4,519
Distributor administration fees (note 2)	5,000
Distribution and service fees (note 3)	4,403
Registration and filing administration fees (note 2)	1,400
Legal fees	15,281
Audit and tax preparation fees	13,576
Registration and filing expenses	8,216
Printing expenses	74
Trustee fees and meeting expenses	1,086
Securities pricing fees	2,017
Other operating expenses	5,887
Total Expenses	161,668

Advisory fees waived (note 2)	(17,615)
Distribution and service fees waived (note 3)	(4,403)
Net Expenses	139,650

Net Investment Loss	(176,882)

Net Realized and Unrealized (Loss) Gain on Investments
Net realized (loss) gain on:
Investments	(357,748)	(b)
Option contracts written	19,486
Change in unrealized appreciation (depreciation) on:
Investments	103,880
Option contract written	(943)

Net Realized and Unrealized Loss on Investments	(235,325)

Net Decrease in Net Assets Resulting from Operations	$(412,207)
(a)	Actual amount would have been $32,097 had interest from Empire Corporation debenture been collected.
See Note 9 for more information.
(b)	Actual amount would have been $(82,748) had proceeds from Empire Corporation debenture been collected.
See Note 9 for more information.

See Notes to Financial Statements

GIORDANO FUND

Statements of Changes in Net Assets

For the fiscal year ended September 30,	2010		2009

Operations:
Net investment loss	$(176,882)	(a)	$(67,478)
Net realized loss from investments and option contracts written	(338,262)	(b)	(175,050)
Change in unrealized appreciation (depreciation) on investments
and option contracts written	102,937		(40,098)

Net Decrease in Net Assets Resulting from Operations	(412,207)		(282,626)

Distributions to Shareholders: (note 6)
Net realized gain from investment transactions	-		(79,774)

Net Decrease in Net Assets Resulting from Distributions	-		(79,774)

Capital Share Transactions: (note 7)
Shares sold	161,000		333,190
Reinvested dividends and distributions	-		78,713
Shares repurchased	(130,862)		(176,215)

Net Increase in Net Assets from Capital Share Transactions	30,138		235,688

Net Decrease in Net Assets	(382,069)		(126,712)

Net Assets:
Beginning of year	1,680,986		1,807,698
End of year	$1,298,917	(c)	$1,680,986

Undistributed Net Investment Income	$-		$-

(a)	Actual amount would have been $(69,436) had interest from Empire Corporation debenture been collected.
See Note 9 for more information.
(b)	Actual amount would have been $(63,262) had proceeds from Empire Corporation debenture been collected.
See Note 9 for more information.
(c)	Actual amount would have been $1,681,363 had proceeds and interest from Empire Corporation debenture been collected. See Note 9 for more information.

GIORDANO FUND

Financial Highlights

For a share outstanding during the
fiscal year or period ended September 30,	2010		2009	2008	2007	2006 (a)

Net Asset Value, Beginning of Period	$6.83		$8.48	$10.52	$10.05	$10.00

(Loss) Income from Investment Operations
Net investment loss	(0.71)	(f)	(0.27)	(0.28)	(0.28)	(0.36)
Net realized and unrealized gain (loss)	(0.93)	(g)	(1.00)	(1.66)	0.75	0.41
Total from Investment Operations	(1.64)		(1.27)	(1.94)	0.47	0.05

Less Distributions:
Distributions (from capital gains)	-		(0.38)	(0.10)	-	-
Total Distributions	-		(0.38)	(0.10)	-	-

Net Asset Value, End of Period	$5.19	(h)	$6.83	$8.48	$10.52	$10.05

Total Return (d)	(24.01)%	(i)	(15.00)%	(18.60)%	4.68%	0.50%	(c)

Net Assets, End of Period (in thousands)	$1,299	(j)	$1,681	$1,808	$2,388	$1,789

Average Net Assets for Period (in thousands)	$1,761		$1,501	$2,088	$2,099	$1,334

Ratios of:
Gross Expenses to Average Net Assets (e)	9.18%		10.97%	8.26%	7.87%	11.63%	(b)
Net Expenses to Average Net Assets (e)	7.93%		9.72%	7.01%	6.62%	9.19%	(b)
Net Investment Loss to Average Net Assets	(10.04)%	(k)	(4.50)%	(2.84)%	(3.00)%	(5.37)%	(b)

Portfolio turnover rate	180.00%		55.86%	33.87%	89.48%	34.43%	(c)

(a)	For the period from November 7, 2005 (Commencement of Operations) to September 30, 2006.
(b) Annualized.
(c) Not annualized.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed reflect total expenses prior to any waivers (gross expense ratio) and after any waivers (net expense ratio).
(f)	Actual amount would have been $(0.28) had proceeds from Empire Corporation debenture been collected.
See Note 9 for more information.
(g)	Actual amount would have been $0.17 had proceeds from Empire Corporation debenture been collected.
See Note 9 for more information.
(h)	Actual amount would have been $6.72 had proceeds from Empire Corporation debenture been collected.
See Note 9 for more information.
(i)	Actual amount would have been (1.61%) had proceeds from Empire Corporation debenture been collected.
See Note 9 for more information.
(j)	Actual amount would have been $1,681 had proceeds from Empire Corporation debenture been collected.
See Note 9 for more information.
(k)	Actual amount would have been (3.94)% had proceeds from Empire Corporation debenture been collected.
See Note 9 for more information.
See Notes to Financial Statements

GIORDANO FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Giordano Fund (the “Fund”) is a series of the Giordano Investment Trust (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Trust is classified as a diversified company as defined in the 1940 Act.

The Fund commenced operations on November 7, 2005. The investment objective of the Fund is maximum total return using a long-term capital appreciation approach as well as current income.  In order to achieve its investment objective, the Fund generally invests at least 80% of its assets in income oriented equity securities which are members of the Standard & Poor’s 500 Index, Standard & Poor’s Mid Cap 400 Index, or the Standard & Poor’s Small Cap 600 Index, and up to 20% of its assets in other investments including, but not limited to, bonds, options, exchange-traded funds and venture capital funds which the Fund’s investment advisor, Giordano Asset Management, LLC (“Advisor”) believes can generate above average capital appreciation and income relative to their risks.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Fund’s investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”).  For purposes of determining the primary exchange for each exchange-traded option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs The Nottingham Company (the “Administrator”) in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option.  Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time.  If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time.  An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)
(Continued)

GIORDANO FUND

Notes to Financial Statements

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs as of September 30, 2010 for the Fund’s assets and liabilities measured at fair value:

Giordano Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks	$1,210,982	$1,210,982	$-	$-
Exchange Traded Products	118,946	118,946	-	-
Total Assets	$1,329,928	$1,329,928	$-	$-

Liabilities
Call Options Written	$12,780	$12,780	$-	$-

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the fiscal year ended Sept. 30, 2010:

Description	Corporate Obligations
Balance, beginning of year	$ 275,000
Accrued discounts (premiums)	- -
Realized gain (loss)	(275,000)
Change in unrealized appreciation (depreciation)	- -
Net purchases (sales)	- -
Balance, end of year	$ -

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to Level 3 investments still held at September 30, 2010 was zero.

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the year are included in the Statement of Operations.
(Continued)

GIORDANO FUND

Notes to Financial Statements

The derivatives outstanding as of September 30, 2010 as disclosed in the Schedule of Investments and the amounts changes in realized and unrealized gains and losses on derivatives during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The following table sets forth the effect of the option contracts on the Statement of Assets and Liabilities for the year ending September 30, 2010:

Derivative Type	Location	Fair Value
Equity Contracts – written options	Call options written, at value	$12,780

The following table sets forth the effect of the option contracts on the Statement of Operations for the fiscal year ended September 30, 2010:

Derivative Type	Gains (Losses)
Equity Contracts – written options
Net realized gain from option contracts written	$19,486
Change in unrealized depreciation on option contracts written	(943)

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund had realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Expenses
The Fund bears expenses incurred specifically on its behalf, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any), quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

(Continued)

GIORDANO FUND

Notes to Financial Statements

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise complies with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates & Service Providers

Advisor
The Fund pays a monthly advisory fee to the Advisor calculated at the annual rate of 1.00% of the Fund’s average daily net assets below $75 million, 0.75% on assets between $75 million and below $125 million, 0.70% on assets between $125 million and below $200 million, and 0.65% on assets over $200 million.  For the fiscal year ended September 30, 2010, $17,615 in advisory fees were incurred and subsequently voluntarily waived by the Advisor.

Administrator
The Fund pays a monthly administration fee to the Administrator based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee as to procure and pay the Fund’s custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these fees is provided below.

Administration Fees*	Custody Fees*			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
Next $50 million	0.150%	Over $100 million	0.009%
Next $50 million	0.125%
Next $50 million	0.100%	*Minimum monthly fees of $2,000 and $400 for Administration and Custody, respectively.
Over $200 million	0.075%

Compliance Services
Nottingham Compliance Services, LLC, a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  It receives compensation for this service at an annual rate of $7,750.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund’s average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising

(Continued)

GIORDANO FUND

Notes to Financial Statements

expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended September 30, 2010, $4,403 in fees were incurred and subsequently voluntarily waived by the Distributor.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities
September 30, 2010	$2,835,230	$2,794,991
There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended September 30, 2010.

5.	Options Written

The Fund had the following transactions in call options during the fiscal year ended September 30, 2010:

Option Contracts Written for the fiscal year ended September 30, 2010:	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Year	-	$ -
Options written	394	39,293
Options closed	(20)	(2,170)
Options exercised	(52)	(2,880)
Options expired	(177)	(22,406)
Options Outstanding, End of Year	145	$ 11,837

6.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the tax positions in the open tax years of 2007, 2008, and 2009 and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations.  As of and during the fiscal year ended September 30, 2010, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses.  For the fiscal year ended September 30, 2010, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	$(176,882)
Undistributed Net Investment Income (Loss)	176,882

(Continued)

GIORDANO FUND

Notes to Financial Statements

Distributions during the fiscal year ended were characterized for tax purposes as follows:

	September 30, 2010	September 30, 2009
Ordinary Income	-	-
Long-term capital gain	-	$79,774

At September 30, 2010, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$1,609,143

Unrealized Appreciation	$ 10,262
Unrealized Depreciation	(302,257)
Net Unrealized Appreciation (Depreciation)	(291,995)
Accumulated Capital Losses	(173,315)
Other Book/Tax Differences	(343,456)

Distributable Earnings	$ (808,766)

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales.  Accumulated capital losses noted above represent net capital loss carryovers as of September 30, 2010 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. Capital loss carryforwards in the amount of $173,315 are set to expire in fiscal year ending 2018.  Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year.  Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the Fund’s fiscal year-end that have not been recognized for tax purposes.  Other book to tax differences in the current year primarily consists of these post-October loss deferrals.

7.	Capital Share Transactions

For the fiscal year ended	September 30, 2010	September 30, 2009
Transactions in Capital Shares	22,962	50,653
Shares sold
Reinvested distributions	-	11,542
Shares repurchased	(19,068)	(29,128)
Net Increase in Capital Shares	3,894	33,067
Shares Outstanding, Beginning of Year	246,158	213,091
Shares Outstanding, End of Year	250,052	246,158

8.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

(Continued)

GIORDANO FUND

Notes to Financial Statements

9.	Subsequent Events

On August 17, 2010, the Fund exercised the put feature of a senior subordinated debenture issued by Empire Corporation.  The Fund acquired the debenture on April 30, 2007 at a cost of $275,000.  The debenture was issued with a put feature that required Empire Corporation to buy back the debenture at the election of the Fund at face value plus accrued interest since issuance.  Since the Fund’s exercise of the put feature, Empire Corporation has failed to meet its payment obligation.  The total amount of the payment owed as of September 30, 2010, is $382,446, which consists of the face value of $275,000 and accrued interest of $107,446.

Subsequent to the time period covered by this report, the Fund’s Management determined that Empire Corporation is not likely to meet its payment obligation and decided to write-off the related receivables on the Fund's books and records.  The financial information presented in this shareholder report reflects this write-off.  Fund management is continuing its efforts to collect the payment from Empire Corporation.

The write-off of this debenture significantly impacted the performance and financial information shown in these financial statements.  Differences relating to the write off are shown in the statements, and the amounts that would have been presented if the full payment for the debenture were received are footnoted at the bottom of the Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights.

The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments in addition to the disclosure and adjustments noted above.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Giordano Investment Trust
and the Shareholders of Giordano Fund

We have audited the accompanying statement of assets and liabilities of the Giordano Fund, a series of shares of the Giordano Investment Trust, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period November 7, 2005 (commencement of operations) through September 30, 2006.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Giordano Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 7, 2005 through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

                   BBD, LLP

Philadelphia, Pennsylvania
January 21, 2011

GIORDANO FUND

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 1-800-773-3863.

3. Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended September 30, 2010.

During the fiscal year, no long-term capital gain distributions were paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Trustees.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer of the Trust, unless otherwise indicated, is 2530 Riva Road, Suite 312, Annapolis, Maryland  21401.   The Independent Trustees received no compensation (after waiving their fees) during the fiscal year ended September 30, 2010 from the Fund for their services to the Fund and Trust.  The Interested Trustee and officers did not receive compensation from the Fund for their services to the Fund and Trust.

GIORDANO FUND

Additional Information (Unaudited)

Name, Age and Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jonathan C. Hamley (46)	Trustee	Since 10/2005	Owner, Hamley Appraisals since 1996.	1	None
Thomas Z. Reed (50)	Trustee	Since 2/2008	Self employed Realtor and Agent (Associated with Carolina One Real Estate) since 2009. Self employed Realtor and Agent (Associated with Long & Foster Real Estate, Inc.) from 1998 to 2008.	1	None
Interested Trustees
Joseph A. Giordano* (47)	Trustee, President, Treasurer, Principal Executive Officer, Principal Financial Officer, and Chief Compliance Officer	Since 10/2005	OSJ/Branch Manager, Capital Investment Group, Inc. (Distributor to the Fund) since 1992; President, Harbor Discount Investment Corporation (financial services company) since 1992; Vice-President, Harbor Investment Counsel (investment adviser) since 1999; Treasurer, Giordano Holding Corporation (stock holding company) since 1991; General Manager and President, Giordano Asset Management, LLC since 2005; Managing Member, Harbor Investment Solutions (financial services company) since 2009.	1	None
* Mr. Giordano is an Interested Trustee because he is a Member of Giordano Asset Management, LLC, the investment advisor to the Fund.
Other Officers
Christopher D. Menconi (42)**	Assistant Secretary	Since 4/2007	Counsel, Morgan Lewis & Bockius, LLC (law firm), from January, 2008 to present; Partner, Dykema Gossett, PLLC (law firm), 2006 to 2007; Attorney, Morgan Lewis & Bockius, LLC, from 2001 to 2006.	n/a	n/a
T. Lee Hale (32)	Assistant Treasurer	Since 4/2010	Financial Reporting Manager for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick (33)	Secretary	Since 4/2007	Corporate Counsel, The Nottingham Company since 2004.	n/a	n/a
** Mr. Menconi is married to the sister of Mr. Giordano’s wife.

Giordano Fund
is a series of the
Giordano Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

Giordano Fund	Giordano Asset Management, LLC
c/o Nottingham Shareholder Services	2530 Riva Road
116 South Franklin Street	Suite 312
Post Office Drawer 4365	Annapolis, Maryland 21401
Rocky Mount, North Carolina 27803

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	giordanofunds.com

Item 2. CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics (“Code of Ethics”) that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Covered Officers”).

(c)	There have been no amendments to the Code of Ethics during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver from a provision of the Code of Ethics to its Covered Officers.

(f)(1)	A copy of the Code of Ethics is filed pursuant to Item 12(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s Board of Trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)      Not applicable.

(a)(3)
At this time, the registrant believes that the collective knowledge and experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
UAudit FeesU – Audit fees for the registrant for the fiscal years ended September 30, 2009 and September 30, 2010 were $12,000 and $11,500 respectively.  These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audit of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

(b)
UAudit-Related FeesU – There were no additional fees billed in the fiscal year ended September 30, 2009 or September 30, 2010 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
UTax FeesU – The tax fees billed in fiscal years ended September 30, 2009 and September 30, 2010 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,000, respectively. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	UAll Other FeesU – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal years ended September 30, 2009 and September 30, 2010.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at an audit committee meeting of Board of Trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended September 30, 2009 and September 30, 2010 were $2,500 and $2,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser for fiscal years ended September 30, 2009 and September 30, 2010.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's officers, including the Principal Executive Officer and Principal Financial Officer, concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant’s disclosure controls and procedures, that such disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the Principal Executive Officer and Principal Financial Officer as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Giordano Investment Trust

By: (Signature and Title)	/s/ Joseph A. Giordano
Joseph A. Giordano, Trustee, President, Treasurer, Principal Executive Officer and Principal Financial Officer
Date: January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Joseph A. Giordano
Joseph A. Giordano, Trustee, President, Treasurer, Principal Executive Officer and Principal Financial Officer
Date: January 28, 2011	Giordano Investment Trust